UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 23, 2022

ATN INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-12593	47-0728886
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

500 Cummings Center

Beverly, MA 01915

(Address of principal executive offices and zip code)

(978) 619-1300

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of Each Class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	ATNI	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Amendment to Receivables Credit Agreement

On December 23, 2022, ATN International, Inc., a Delaware corporation (the “Company”), Commnet Wireless, LLC, a Delaware limited liability company and subsidiary of the Company (“Commnet Wireless”), and Commnet Finance, LLC, a Delaware limited liability company and a wholly owned subsidiary of Commnet Wireless (“Commnet Finance”), entered into an Amendment and Confirmation Agreement with CoBank, ACB (“CoBank”), as Administrative Agent, Lead Arranger and Sole Bookrunner, and the Lenders party thereto (the “Receivables Credit Agreement Amendment”), effective as of December 22, 2022.

The Receivables Credit Agreement Amendment is the second amendment to the Credit Agreement, dated as of March 26, 2020 between Commnet Wireless, Commnet Finance, the Company, and CoBank (the “Receivables Credit Agreement”) to, among other things, extend the draw period under the delayed draw term loan to December 31, 2023.

The foregoing description is only a summary of the provisions of the Receivables Credit Agreement Amendment and is qualified in its entirety by the terms of the Receivables Credit Agreement Amendment, a copy of which is filed herewith as Exhibit 10.1 and incorporated herein by reference.

First Amendment to ACS Credit Agreement

On December 23, 2022, Alaska Communications Systems Group, Inc., a Delaware corporation and subsidiary of the Company, Alaska Management, Inc., a Delaware corporation, the other Guarantors, the Lenders, and Fifth Third Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender and Bank of the West, as an L/C Issuer, entered into a First Amendment Agreement (the “ACS Amendment”). The ACS First Amendment amends to the Credit Agreement, dated as of July 22, 2021 between the Borrower, Holdings and the Lenders therein (the “ACS Credit Agreement”) to, among other things, increase the aggregate Revolving Credit Commitment from $35 million to $75 million and Term Loan Commitments from $210 million to $230 million (each as defined in the ACS Credit Agreement).

In addition to the foregoing changes, the ACS First Amendment replaced the calculation of interest from an applicable margin applied to LIBOR with the same applicable margin applied to SOFR, calculated as the secured overnight financing rate set forth by the Federal Reserve Bank of New York plus 10 basis points.

Principal payments on the Term Loan are due quarterly commencing in the fourth quarter of 2023 in quarterly amounts as follows: from the fourth quarter of 2023 through the third quarter of 2024, $1,437,500; and from the fourth q\uarter of 2024 through the third quarter of 2026, $2,875,000. The remaining unpaid balance is due on July 22, 2026.

The foregoing description is only a summary of the provisions of the ACS Amendment and is qualified in its entirety by the terms of the ACS Amendment, a copy of which is filed herewith as Exhibit 10.2 and incorporated herein by reference.

Amendment to Fourth Amended and Restated Credit Agreement

On December 28, 2022 (the “Amendment Date”), the Company, along with certain of its subsidiaries as guarantors, entered into an Amendment Agreement with CoBank, ACB (“CoBank”), as Administrative Agent, (the “Credit Agreement Amendment”)., effective as of November 7, 2022.

The Credit Agreement Amendment amends the Fourth Amended and Restated Credit Agreement, dated as of December 19, 2014, as amended, between the Company, CoBank, and the guarantors and lenders party thereto (the “CoBank Credit Agreement”) to, among other things, allow for the joinder of certain new subsidiaries as guarantors and approve of certain transactions contemplated in connection of the Company’s recently completed acquisition of Sacred Wind Enterprises, Inc.

The foregoing description is only a summary of the provisions of the Credit Agreement Amendment and is qualified in its entirety by the terms of the Credit Agreement Amendment, a copy of which is filed herewith as Exhibit 10.3 and incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

 The information provided in Item 1.01 of this Current Report on Form 8-K under the header “First Amendment to ACS Credit Agreement” is incorporated by reference into this Item 2.03.

 On December 23, 2022, Alaska Communications Systems Group, Inc., a Delaware corporation and subsidiary of the Company drew $40 million in additional Revolving Credit Commitment and $20 million in Additional Term Loan Commitment under its revolving credit facility under its Credit Agreement, dated as of July 22, 2021 and as amended on December 23, 2022, by and between Alaska Communications Systems Group, Inc., Alaska Management, Inc., a Delaware corporation (“Holdings”), the other Guarantors identified on the signature pages hereto, the Lenders party hereto, and Fifth Third Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender and Bank of the West, as an L/C Issuer.

Item 9.01	Financial Statements and Exhibits

(d)       Exhibits.

10.1	Amendment and Confirmation Agreement, effective as of December 22, 2022 , among Commnet Finance, LLC, as Borrower, Commnet Wireless, LLC, as Originator and Servicer, ATN International, Inc., as Limited Guarantor, CoBank, ACB, as Administrative Agent, Lead Arranger, and Sole Bookrunner, and the Lenders party thereto.

10.2	First Amendment Agreement, dated as of December 23, 2022 , among Alaska Communications Systems Group, Inc., , Alaska Management, Inc., the other Guarantors identified on the signature pages thereto, the Lenders party thereto, and Fifth Third Bank, National Association, as Administrative Agent, an L/C Issuer and Swing Line Lender and Bank of the West, as an L/C Issuer.

10.3	Amendment Agreement, dated as of December 28, 2022 , among, ATN International, Inc., as Borrower, CoBank, ACB, as Administrative Agent, and the Lenders and Guarantors party thereto.

104	Cover page formatted in Inline XBRL.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATN INTERNATIONAL, INC.

	By:	/s/ Justin D. Benincasa
Justin D. Benincasa
Chief Financial Officer

Dated: December 30, 2022